Exhibit 31.1

PRINCIPAL EXECUTIVE OFFICER’S CERTIFICATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, R. Blake Young, certify that:

1. I have reviewed this quarterly report on Form 10-Q/A of Comverge, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ R. Blake Young
R. Blake Young
President and Chief Executive Officer (Principal Executive Officer)
March 9, 2011